Exhibit 99.1

                               Noteholders Report
                       Crusade Global Trust No. 1 of 2004
                      Coupon Period Ending 18 October 2004

USD Notes
---------

                         FV Outstanding     Bond Factor   Coupon Rate   Coupon Payments     Principal Payments   Charge Offs
                              (USD)                                          (USD)                 (USD)            (USD)

Class A-1 Notes          791,286,865.52      79.128687%     1.76000%      4,037,842.93         87,354,003.58        0.00

                         FV Outstanding     Bond Factor   Coupon Rate   Coupon Payments     Principal Payments   Charge Offs
                              (AUD)                                          (AUD)                 (AUD)            (AUD)
Class A-2 Notes          553,900,805.86      79.128687%      5.7333%      9,081,322.45         61,147,802.51        0.00
Class B Notes             30,100,000.00     100.000000%      6.1433%        476,215.15                  0.00        0.00
Class C Notes              4,600,000.00     100.000000%      6.3433%         75,146.38                  0.00        0.00

                                                                   30-Sep-04
Pool Summary                                                           AUD
------------
Outstanding Balance - Variable Rate
Housing Loans                                                     1,340,839,260
Outstanding Balance - Fixed Rate Loans                              240,599,939
Number of Loans                                                           9,114
Weighted Average Current LVR                                             59.51%
Average Loan Size                                                       173,518
Weighted Average Seasoning                                              24 mths
Weighted Average Term to Maturity                                      292 mths

Principal Collections                                                  AUD
---------------------
Scheduled Principal Payments                                        9,628,060.48
Unscheduled Principal Payments                                    167,053,574.02
Redraws                                                             6,734,158.50

Principal Collections                                             169,947,476.00

Total Available Principal                                              AUD
-------------------------
Principal Collections                                            169,947,476.00
Principal Charge Offs                                                      0.00
Principal Draw                                                       803,844.18
Total Available
Principal                                                        170,751,320.18

Outstanding Principal
Draws From Previous
Period                                                                      0.00

Principal Distributed                                             170,751,320.18
Principal Retained                                                          0.00

Total Available Funds                                                  AUD
---------------------
Available Income                                                  31,200,378.85
Principal Draw                                                             0.00
Liquidity Draw                                                             0.00

Total Available Funds                                             31,200,378.85

Redraw & Liquidity Facilities                                          AUD
-----------------------------
Redraw Shortfall                                                           0.00
Redraw Carryover Charge Offs                                               0.00

CPR
---
                                           Jul-04         Aug-04          Sep-04
                       1 mth CPR           33.27%         31.38%          32.24%

Arrears
                            % of pool
                           (by number)
31 - 59 days                  0.48%
60 - 89 days                  0.22%
90+ days                      0.07%
Defaults                       Nil
Losses                         Nil